Rule 497(e)
                                                             File Nos. 333-01153
                                                                   and 811-07549

                            SCHWAB SELECT ANNUITY(R)
              ISSUED BY GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                    Supplement dated December 30, 2002 to the
                    Prospectus for the Schwab Select Annuity
                                dated May 1, 2002

Recently, the Board of Trustees of the Berger IPT Small Company Growth Fund (the "Berger Small Company Fund") approved the liquidation of the Berger Small Company Fund. As a result, effective January 30, 2003, the Berger Small Company Fund will be closed to new Contributions and incoming Transfers.

Any Contract owner utilizing an Automatic Contribution Plan ("ACP") or a custom transfer feature: Dollar Cost Averaging or Rebalancer Option, involving the Berger Small Company Fund Sub-Account should contact Charles Schwab Insurance Services at 1-800-838-0650 or P.O. Box 173920 Denver, Colorado 80217-3920,
Attention: Annuity Administration Department, immediately to make alternate arrangements. If you fail to make alternate arrangements by January 30, 2003, allocations made to the Berger Small Company Fund Sub-Account utilizing ACP or a custom transfer feature will be directed to the Schwab Money Market Sub-Account.

The Berger Small Company Fund will liquidate on or about March 31, 2003. You will be permitted to make one free transfer of all your contract value allocated to the Berger Small Company Fund Sub-Account any time from the date of this supplement to the date of the liquidation. Please note that if you elect to transfer your contract value in the Berger Small Company Fund Sub-Account during this time, you may do so online at www.schwab.com, by contacting the Schwab Annuity Service Center at 1-800-838-0650 or P.O. Box 173920 Denver, Colorado 80217-3920.

If you have not transferred your contract value out of the Berger Small Company Fund Sub-Account as of the liquidation date, your contract value invested in that Sub-Account will be automatically transferred to the Schwab Money Market Sub-Account (the "liquidation transfer"). The liquidation transfer will not be counted as one of the twelve free transfers permitted in a calendar year. If you are affected by the liquidation transfer, you will also be permitted to make one transfer of all or part of your account balance in the Schwab Money Market Sub-Account without incurring any charges and, so long as the transfer is made within 30 days of the effective date of the liquidation, it will not be counted as one of the twelve free transfers permitted in a calendar year.

The description of the investment objective of the Berger Small Company Fund on page 11 of the prospectus remains unchanged.


This supplement should be retained with the Schwab Select Annuity Prospectus for future reference.